UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

____________________________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2010

GLOBAL EARTH ENERGY, INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation or organization)

0-31343 (Commission File Number)	36-4567500 (IRS Employer Identification No.)
1213 Culbreth Drive, Wilmington, North Carolina (principal executive offices)	28405 (Zip Code)

(910) 616-0077
(Registrant’s telephone number, including area code)

_____________________________________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]Written communications pursuant to Rule 425 under the Securities Act

[ ]Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01.

Entry into a Material Definitive Agreement.

See Item 2.01, below.

Item 2.01.

Completion of Acquisition or Disposition of Assets.

The Plan of Merger

On May 10, 2010, Global Earth Energy, Inc., a Nevada corporation (“Global Earth” or the “registrant”), Global Earth Energy Acquisition Company, a Wyoming corporation (the “Subsidiary”), 688239 B.C. Ltd., a British Columbia corporation (“688239 B.C.”), and Melvin K. Dick (the “688239 B.C. Stockholder”) executed and closed a Plan and Agreement of Triangular Merger (the “Plan of Merger”), whereby 688239 B.C. merged into the Subsidiary, a wholly-owned subsidiary of the registrant (the “Merger”).  As a result of the Merger, the 688239 B.C. Stockholder received shares of the common stock of the registrant, par value $0.10 per share (the “Global Earth Common Stock”) in exchange for all of his shares of the common stock of 688239 B.C., without par value per share (the “688239 B.C. Common Stock”).  The basic terms of the Plan of Merger are as follows:

1.

Plan Adopted.  A plan of merger whereby 688239 B.C. merges with and into the Subsidiary (this “Plan of Merger”), pursuant to the provisions of laws of the Province of British Columbia and the State of Wyoming and Section 368(a)(2)(D) of the Internal Revenue Code of 1986, as amended, is adopted as follows:

(a)

688239 B.C. shall be merged with and into the Subsidiary, to exist and be governed by the laws of the State of Wyoming.

(b)

The Subsidiary shall be the surviving corporation (the “Surviving Corporation”) and its name shall be changed to RCI Solar, Inc.  The Surviving Corporation will continue to be a wholly-owned subsidiary of Global Earth.

(c)

When this Plan of Merger shall become effective, the separate existence of 688239 B.C. shall cease and the Surviving Corporation shall succeed, without other transfer, to all the rights and properties of 688239 B.C. and shall be subject to all the debts and liabilities of such corporation in the same manner as if the Surviving Corporation had itself incurred them.  All rights of creditors and all liens upon the property of each constituent entity shall be preserved unimpaired, limited in lien to the property affected by such liens immediately prior to the Merger.

(d)

The Surviving Corporation will be responsible for the payment of all fees and franchise taxes of the constituent entities payable to the State of Wyoming and the Province of British Columbia, if any.

(e)

The Surviving Corporation will carry on business with the assets of 688239 B.C., as well as the assets of the Subsidiary.

(f)

The Surviving Corporation will be responsible for the payment of the fair value of shares, if any, required under the laws of the Province of British Columbia.

(g)

The 688239 B.C. Stockholder will surrender all of his shares of the 688239 B.C. Common Stock in the manner hereinafter set forth.

(h)

In exchange for the shares of the 688239 B.C. Common Stock surrendered by the 688239 B.C. Stockholder, Global Earth will issue and transfer to him on the basis hereinafter set forth, shares of the Global Earth Common Stock.

(i)

A copy of this Plan of Merger will be furnished by the Surviving Corporation, on request and without cost, to any stockholder of any constituent corporation.

(j)

The authorized capital stock of the Subsidiary is 800,000,000 shares of common stock, par value $0.001 per share (the “Subsidiary Common Stock”), of which one share is issued and outstanding, and 100,000,000 shares of preferred stock, par value $0.001 per share, of which none are issued or outstanding.

(k)

The authorized capital stock of 688239 B.C. is 10,000 shares of common stock, without par value per share, of which 5,000 shares are issued and outstanding held by the 688239 B.C. Stockholder, who is the sole stockholder of 688239 B.C., and an “accredited investor” as defined in the Securities Act of 1933, as amended (the “Securities Act”).

2.

Effective Date.  The effective date of the Merger (the “Effective Date”) shall be the date of the filing of Articles of Merger for the Subsidiary and 688239 B.C. in the State of Wyoming and the Province of British Columbia.

3.

Submission to Stockholders.  This Plan of Merger shall be submitted for approval separately to the 688239 B.C. Stockholder and to Global Earth, the sole stockholder of the Subsidiary, in the manner provided by the laws of the State of Wyoming and the Province of British Columbia.

4.

Manner of Exchange.  On the Effective Date, the 688239 B.C. Stockholder shall surrender his stock certificates representing all of the issued and outstanding shares of the 688239 B.C. Common Stock to the Subsidiary in exchange for certificates representing the shares of the Global Earth Common Stock to which he is entitled.  In exchange, the Subsidiary shall receive all of the issued and outstanding shares of the 688239 B.C. Common Stock held by the 688239 B.C. Stockholder.  Following the receipt of the shares of the 688239 B.C. Common Stock by the Subsidiary, the shares of the 688239 B.C. Common Stock shall be cancelled.  The one share of the Subsidiary Common Stock shall remain issued and outstanding.

5.

Basis of Exchange.  The 688239 B.C. Stockholder currently owns 5,000 shares of the 688239 B.C. Common Stock, which shares constitute all of the issued and outstanding shares of the capital stock of 688239 B.C. As a result of the Merger, the 688239 B.C. Stockholder shall be entitled to receive, in exchange for all of his shares of the 688239 B.C. Common Stock, 65,000,000 shares of the Global Earth Common Stock on the basis of 13,000 shares of the Global Earth Common Stock for each share of the 688239 B.C. Common Stock held by the 688239 B.C. Stockholder.  Any fractional number of shares to be received shall be rounded up to the nearest whole number.  Following the Effective Date, Global Earth shall have 96,842,582 shares of the Global Earth Common Stock issued and outstanding, owned as follows: (a) 31,842,582 shares owned by the Global Earth Stockholders and (b) 65,000,000 shares owned by the 688239 B.C. Stockholder.

6.

Restricted Shares.  All shares of the Global Earth Common Stock to be received by the 688239 B.C. Stockholder hereunder shall be restricted in their resale as provided in the Securities Act, and shall contain a legend as required by Rule 144 promulgated under the Securities Act (“Rule 144”) which shall read as follows:

THE SHARES OF COMMON STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS AND NEITHER SUCH SHARES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED UNLESS A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT.

The restricted nature of such shares shall not be taken into account or any quoted price of the shares on the Effective Date.  Upon receipt of the Global Earth Common Stock, the 688239 B.C. Stockholder shall execute a Subscription Agreement in the form attached hereto as Attachment A.  In that regard, the 688239 B.C. Stockholder shall acknowledge that Global Earth does not have any obligation to register for resale pursuant to the Securities Act, the shares of the Global Earth Common Stock to be received by him hereunder.

7.

Directors and Officers of the Surviving Corporation.

(a)

Following the Merger, the present Board of Directors of the Surviving Corporation shall serve as the Board of Directors of the Surviving Corporation until the next annual meeting or until such time as their successors have been elected and qualified.

(b)

If a vacancy shall exist on the Board of Directors of the Surviving Corporation on the Effective Date, such vacancy may be filled by the Board of Directors of the Surviving Corporation as provided in the Bylaws of the Surviving Corporation.

(c)

All persons who, on the Effective Date, are executive or administrative officers of the Surviving Corporation shall be the officers of the Surviving Corporation until the Board of Directors of the Surviving Corporation shall otherwise determine.  The Board of Directors of the Surviving Corporation may elect or appoint such additional officers as it may deem necessary or appropriate.

8.

Articles of Incorporation.  The Articles of Incorporation of the Subsidiary existing on the Effective Date, as amended to reflect the change of name to RCI Solar, Inc., a copy of which is attached hereto as Attachment B, shall continue in full force as the Articles of Incorporation of the Surviving Corporation until altered, amended, or repealed as provided therein or as provided by law.

9.

Bylaws.  The Bylaws of the Subsidiary existing on the Effective Date, as amended to reflect the change of name to RCI Solar, Inc., a copy of which is attached hereto as Attachment C, shall continue in full force as the Bylaws of the Surviving Corporation until altered, amended, or repealed as provided therein or as provided by law.

10.

Copies of the Plan of Merger.  A copy of this Plan of Merger is on file at 1 – 215 Neave Road, Kelowna, British Columbia, Canada V1V 2L9, the principal offices of 688239 B.C., and at 1213 Culbreth Drive, Wilmington, North Carolina 28405, the principal offices of Global Earth and the Subsidiary.  A copy of this Plan of Merger will be furnished to any stockholder of 688239 B.C., Global Earth, or the Subsidiary, on written request and without cost.

The Plan of Merger closed on May 10, 2010 and the Effective Date of the Merger was May 10, 2010, with the filing of Articles of Merger in the State of Wyoming.  The filing of the Articles of Merger in the Province of British Columbia is pending.

A copy of the Plan of Merger is attached to this report as an exhibit.

Accounting Treatment; No Change of Control

The Merger is being accounted for as a “reverse merger,” as the 688239 B.C. Stockholder owns a majority of the outstanding shares of Global Earth Common Stock immediately following the Merger.  688239 B.C. is deemed to be the acquirer in the reverse merger.  Consequently, the assets and liabilities and the historical operations of 688239 B.C. prior to the Merger will be reflected in the financial statements and will be recorded at the historical cost basis of 688239 B.C.  Our consolidated financial statements after completion of the Merger will include the assets and liabilities of both Global Earth and 688239 B.C., historical operations of 688239 B.C. and our Global Earth operations from the Effective Date of the Merger.

Following the Effective Date and all of the transactions described herein, Global Earth shall have 96,842,582 shares of the Global Earth Common Stock issued and outstanding, owned as follows: (a) 31,842,582 shares owned by the Global Earth Stockholders and (b) 65,000,000 shares owned by the 688239 B.C. Stockholder.  As a result of the Merger, the 688239 B.C. Stockholder owns approximately 67 percent of the issued and outstanding shares of the Global Earth Common Stock following the Merger, with the remaining approximately 33 percent owned by the current Global Earth stockholders.  However, it should be understood that one stockholder of Global Earth owns 1,000,000 shares of the Global Earth Class B preferred stock which has voting rights equal to 500 shares of the Global Earth Common Stock for every one share of Global Earth preferred stock held, which equates to voting rights of 500,000,000 shares of the Global Earth Common Stock, which amount exceeds the outstanding shares of the Global Earth Common Stock.  Therefore, due to the voting rights contained in the outstanding shares of the Global Earth preferred stock, there will be no change of control in Global Earth.

Except as described herein, no arrangements or understandings exist among present or former controlling stockholders with respect to the election of members of our board of directors and, to our knowledge, no other arrangement exists that might result in a future change of control of Global Earth.  Global Earth, for the foreseeable future, will continue to be a “smaller reporting company,” as defined under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), following the Merger.

On the Effective Date of the Merger, there were approximately 13,592,582 shares of the Global Earth Common Stock outstanding owned by the Global Earth Stockholders who were not “affiliates” as defined in the Securities Act.  These approximate 13,592,582 shares constituted the “public float” of Global Earth prior to the Merger and will continue to represent the only shares of the Global Earth Common Stock that are currently eligible for resale under Rule 144.

Prior to the Merger, there were no material relationships between Global Earth and 688239 B.C., or any of their respective affiliates, directors or officers, or any associates of their respective officers or directors.

Global Earth intends to carry on the business of 688239 B.C. under the name of RCI Solar, Inc. as discussed below as one of its lines of business.  RCI Solar is located in Vancouver, British Columbia, Canada.

RCI Solar, Inc.

Company Overview.  RCI Solar delivers a suite of residential and commercial renewable energy solutions.  These solutions are expected to reduce energy demand by way of alternative (green) energy supply and management of that supply.  Our clients may achieve energy savings from 50% to 70% for gas and/or electrical services following one simple installation.

RCI Solar is experiencing steady growth and has completed several deployments throughout Western Canada.  New contracts are anticipated throughout various communities in several Canadian provinces.

RCI Solar specializes in Solar Panels, Thermo Energy, and Wind Turbines.  We have over 30 years experience in the industry and have become a partner both in business and in research and development.  Consideration from the National Research Centre of Canada and ecoEnergy Canada has helped RCI Solar position itself to explore new opportunities.  These opportunities will help us further define and develop our solutions as a leader in our market as well as for increased service.

RCI Solar provides professional services and products on renewable energy solutions to its valued customers throughout North America.  We are a “turn-key” solution provider specializing in a complete array of solar renewable energy products all under one umbrella.  In addition, RCI Solar is a vertically integrated company, by providing integrated solar technologies we are able to either embed our current solutions into existing platforms or parallel our product options to maximize sufficient energy gains as well as savings.  We feel that our business model, in additional to our manufacturing abilities, enables us to provide superior renewable energy solutions in a more cost effective manner.  By integrating these same services and product options throughout our dealer network we are able to extend all our customers local representations of our complete product line for all their needs in one stop.  As energy product specialist we further support our customer and dealer base with fully qualified and trained trades personnel who have worked in the industry as an electrician, plumber, HVAC specialist or hydronic expert.

Technology and Products.  Three core products, Solar Domestic Hot Water, Solar Photo Voltaic (PV) Panels, and AQUA III Heating & Cooling System, discussed below, are at the heart of RCI Solar.  All core products have been specifically tailored for our residential and commercial customer renewable energy applications.  Along with the core products, RCI Solar supplies a wide variety of fan convectors, solar storage tanks, controls, invertors, and many other products.  These products help make up our solutions into work applications, potentially saving our clients thousands of dollars every month.

Solar Domestic Hot Water.

•

Residential.  The cost of heating water in a home is likely to be 25% to 30% of the owner’s total energy costs, but can be even higher if there are more than four people in the home.  Almost half of the home’s electric bill or more than 40% of its gas or oil bill may go toward domestic hot water costs.  In the opinion of management, solar water heating is the easiest way to utilize the sun’s energy to conserve fossil fuel and save money.  A residential solar hot water system is expected to reduce the energy a homeowner requires to heat hot water anywhere from 40% to 65%.

•

Commercial.  The same rational as above for hot water applications used in business applies across the board for commercial operations such as restaurants, car washes, hotel/motels, laundromats, resorts and so many more.  But more importantly, their demand for hot water far exceeds the typical house hold by thousands of gallons.  Therefore, the cost saving are sufficiently greater and benefits to using a solar domestic hot water solution is quickly rationalized.

•

Swimming Pools.  Installing a solar hot water solution for heating a swimming pool, hot tub, aquatic center, or hotel/motel recreation center system will increase, sometimes even double, the amount of time their swimming or aquatic center can be comfortably used during the year while offering a sufficient savings.  Economical, when compared to heating a pool with other methods, solar heating can pay for itself in as little as three years and much less for indoor swimming pools.

Solar Photo Voltaic (PV) Panels.

Solar Photo Voltaic panels provide electricity for every season, in every climate, by using clean, renewable solar energy.  A solar system is one of the only household appliances to pay for itself several times during its useful life.  Our Solar PV Solar products are reliable micromorph panels designed to help save the environment as they offer our customers sufficient energy savings in real hard dollars.  Energy bills will decline drastically and immediately as customer enjoy the power of Solar Energy every day.  Solar photovoltaic systems use solar panels made of silicon to convert sunlight into electricity.

Solar Monocrystalline and Micromorph.  RCI uses Solar Micromorph PV panels only for all its commercial and residential applications simply because they outperform Monocrystalline PV Solar panels 5 to 1.  Unlike Monocrystalline panels, Micromorph Solar panels work on cloud/rainy days, under moon light, and absorb 50% more energy.  In addition, from the sun’s 9 spectrums of light, the Micromorph Solar panels accept 6 spectrums of sun light verses 3 spectrums from monocrystalline panels.

AQUA III Heating & Cooling System.

•

Complete heat pump solution for the entire home;

•

Solar domestic hot water;

•

Heating in the winter; and

•

Cooling in the summer.

The AQUA III is an air source air-to-water heat pump system.  The system is designed to replace conventional fossil fuel boilers (Gas/LPG/Oil/direct electric) while providing three to five times more energy efficient heating, cooling as solar hot water to family’s in every community throughout North America.

Our AQUA III heat pump solution absorbs the free energy (heat) from a low-temperature source (air, sun, water or ground) and upgrades it to a higher temperature, via the refrigerant cycle.  Heat pump efficiencies range from 3:1 to 5:1 (300-500%) i.e., for each 1kW of electricity consumed between 3kW – 5kW of heat energy can be absorbed and transferred (300% to 500% more efficient than conventional HVAC systems).  By contrast, conventional fossil fuel boilers produce less heat output, about 0.85kW for every kW consumed; therefore, heat pumps are more cost effective, eco-friendly and use renewable energy for the greater good of our environment.  The AQUA III system is expected to save our customers over 50% of their energy bills immediately and savings should grow as new renewable standards are immediate.

Solar and Energy Controls/Thermostats.  RCI Solar control solutions are designed to make every day living easy and hands-free.  We provide all our customers with simple, full-featured, practical and reliable controls to manage any one of our renewable energy solutions.  Our scalable designs also means that it is not an all-or-nothing solution — customers can start with a basic system and upgrade over time with solutions that fit their lifestyle or company requirements as well as their budgets.

All our control products are easily installed in both new and existing buildings.  We leverage standards-based wireless and wired technology so the customer does have to tear open walls or remodel an entire home or office.  A complete control solution can be installed and programmed in a matter of hours or days so customers can begin enjoying their renewable energy solutions right away and start saving.

Being versatile and expandable means we can also combine other technologies with their climate control solution and make it work all together, effortlessly.  Now, clients can easily manage the lighting, security, music and entertainment at their office and in their homes without dozens of remotes, a degree in programming or a library of manuals.

We have a number of control options available for our devices, including:

•

Internet ready;

•

Touch screen;

•

Smart phone;

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Remote control;

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Wall mounted; and

•

Automated thermostat.

Grants and Government Initiatives.  The broad market for alternative energy solutions is expanding at a rapid rate due to government support and spending.  Canadian government grants provide cash to home owners, businesses, and industries in an effort to reduce our ever increasing demands for energy and our dependences on non-renewable resources.  Their support has a help create a stronger and more vibrate market as we switch from traditional energy resources to greener renewable solutions widely available and accepted in today market climate.

New recent Canadian government announcements state that by the year 2020 all new construction must be 100% energy efficient and use only renewable resources to heat/cool and power tomorrow’s buildings.  While current structures must meet the demand to be 50% dependent.  Subject to the client’s neighborhood and government regulations funding can cover up to 50% of the total product purchase price including installation and configuration.  In some areas, and commercial settings, funding can exceed 70% and are packaged with several other government incentives including tax considerations.  For the First Nations and other Indian Bands (Tribes) funding assistances is available for up to 100% for renewable energy solutions when you factor in remote communities where traditional methods are simply too costly to employ, educational programs and other long term objectives for the entire native community (reserve).

At all levels of government throughout North America, there are several national and local incentives.  These incentives are designed to help curve the capital cost, educate the consumer and provide long term assistances.  These incentives are expect to ensure that both business and residential communities employ greener, technologies in every aspect of their building.  Today, in Canada, consumers are fined for “over-usage” of certain products (they have separate meters installed on buildings)and pay a premium if they exceed regulated amounts.  In some communities traditional technologies have been replaced with alternate solutions.

Renewable Energy Market.  The success of renewable energy sources and its rapid up-take has been attributed to three factors:

•

Concern over remaining fossil fuel reserves, import dependence and security of supply;

•

Concern about environmental pollution; and

•

Government support and financial incentives.

While the first two of these factors are fundamental drivers (without financial incentives which are currently offered by nearly all levels of government), renewable energy would not have taken off  simply because of it high costs in some cases as compared to traditional methods and/or products.

RCI Solar has established itself with what we feel are proven products backed with manufacturer expertise and turn-key product support.  A key component to RCI Solar is its strong relationship directly with the manufacturer either as an OEM representative or under an exclusive reseller license.  These ties not only provide RCI Solar with the necessary skills sets to supports its customers but more importantly provide manufacturing/distributor pricing for all our valued customers.

As we educate our clientele in this evolving industry with product knowledge and in-house training programs we create new synergies to support our client network throughout the communities we serve.  As a result we also create stronger product knowledge which is re-invested into the products we carry.

We feel that “Going Green” is one of the best business investments one can make, turning highly variable energy costs into a low, predictable operating expense.  Renewable energy incentives and government grants offers business owners considerable motivation to go solar.  When power is generated with solar electrical systems, the utility company pays.

Net-Metering Credits for Photo Voltaic Systems.  Commercial or residential consumers earn dollars for having solar (PV) on their roof tops.  All the extra energy produced is sent to the utility company for a credit against their account.

Net metering is an electricity policy (from the utility provider) for consumers who own renewable energy products, such as solar photo voltaic panels – our case the micromorph solar panels.  “Net” in this context is used in the sense of meaning “what remains after deductions” — in this case, the deduction of any energy outflows from metered energy inflows.  Under net metering, a system owner receives retail credit for a portion of the electricity they generate over then that they consumed.  Most electricity meters accurately record in both directions (what is used and what is sent to the grid), allowing a no-cost method of effectively banking excess electricity production for future credit.  However, the rules vary significantly by country and possibly state/province; if net metering is available, if and how long you can keep your banked credits, and how much the credits are worth (retail/wholesale).  Most net metering laws involve monthly rollover of kWh credits, a small monthly connection fee, require monthly payment of deficits (i.e., normal electric bill), and annual settlement of any residual credit.

Intentionally Left Blank.

With regard to the chart below, the consumer receives a credit/payment from the utility company for the amount indicated in the column (contract Price/hWh).

	Size tranches	Contract Price ¢/kWh
Any type	< 10kW	80.2
Rooftop	>10 <250 kW	71.3
Rooftop	>250 <500 kW	63.5
Rooftop	>500 kW	53.9
Ground Mounted^	<10 kW	44.3

In Canada and United States, if a commercial solar power system is tied in with a new roof for the business, the business owner can also enjoy 5-year depreciation on the re-roofing costs.

Electric rates are rising from 20% to 30% per year, with no end in sight.  A commercial solar power system for any business gives it the ability to offset electric rate increases and even eliminate its electric bill.  Because solar is a proven technology backed by a 25-year manufacturer’s warranty, the business is expected to enjoy fixed electric rates for the next quarter century or more.

Being a solar power company, we are always investing in new technologies.  We are now installing a non-penetrating flat plate product for commercial roofs.  This latest advancement in solar can be installed quickly without voiding existing roofing warranties.

In our opinion, business advantages for solar thermal systems are also smart investments for both large and small business and offer similar tax and grant incentives.  Whether our clients manage a large hotel chain or own a local winery, a commercial solar thermal installation will provide many advantages including:

•

Significant utility savings;

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Corporate tax benefits;

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Increased property value; and

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Greener corporate image.

Companies throughout Canada and the United States are also seeing advantages in renewable solar thermal energy technologies - not just because it is beneficial to the environment, but because it good for the bottom line too.  Business owners and facility managers are continually under pressure to reduce operating costs and boost the bottom line.  According to the U.S. Department of Energy, more than 20% of business energy costs could be cut by investing in renewable solar thermal technology.

The commercial cost for natural gas has risen from CDN$7.20/gigajoule in 1980 to CDN$13.03/gigajoule in 2010 – an increase of 81% over 30 years.  As energy rates continue to rise, companies are looking to solar thermal systems as the solution to hedge against rising energy costs.

By tapping into the renewable power of the sun to heat water, businesses can significantly reduce operating costs and add to the bottom line.  The energy savings potential is even greater for businesses that use an abundance of hot water such as: restaurants, hotels, universities, wineries, breweries, casinos, and amusement parks.  The costs saving potential matched with government incentives is expect to make solar energy more affordable than ever.

Over the course of the year, a properly sized and installed solar thermal hot water system can supply up to 75% of the home’s hot water needs.  If the home owner is using solar thermal to heat and cool their property with the our Aqua III heating and cooling system, the savings jump dramatically with faster pay-back periods, increased property value and higher government incentives.

RCI Solar specializes in the Canadian Tiered Electrical Bill Reduction and Net Metering Systems.  Because electric rates rise steeply with power consumption, the more power they consume, the higher their electric rate.

Electric rates are increasing 15% to 33% per year.  With the purchase of a Bill Reduction System or Net Metering solution, clients can reduce or even eliminate their monthly electric bill with a RCI Micromorph Solar Panel System.

Residential Solar Kits.  The home-renovation business accounts for billions of dollars each year.  Needless to say there are millions of do-it-yourself homeowners all trying to find ways to “go green.”  Energy efficiency and going green go hand in hand.  They have already made their home as energy-efficient as possible; their next logical step is to start generating electricity or alternate heating themselves.  Naturally, the easiest way to do this is with solar energy.  Thanks to advancements in solar technology, our in-house expertise and close supplier relations, consumers can now purchase a solar power kit that can be up and running in no time.  RCI Solar kits designed for distribution are all:

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Easy to assemble;

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Simple to design;

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All-inclusive;

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User-friendly;

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Expandable; and

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Incentives available.

Do-it-yourself solar kits can be obtained in assorted types, but all will consist of almost the identical components for either Solar Thermal or Solar PV, but there will be various sizes.  These sizes might be rectangles and squares, a reason for this is due to the fact they can be easy to place side by side or for mounting to different kinds of devices, such as a recreation vehicle.

RCI Solar has designed solar thermal hot water and solar photo voltaic kits for home building centers, consumer electronic merchandisers, as well as mechanical or home sense department chains including a company’s warehouse box providers.  Solar kits available are:

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Solar recreation vehicles and camping kits;

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Solar cabins and other remote building kits;

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Solar gates kits;

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Solar lighting kits; and

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Solar marine and boat dock kits.

Professionally designed and packaged with complete documentation, users will enjoy the ease of use and energy savings while store owners will receive financial rewards as “go-green” is not only versatile, it is economical and profitable.

Employees

RCI Solar has three key employees, Melvin K. Dick, Don McMullen, and Jeff Hoogveld.

Melvin K. Dick is the principal in charge of RCI Solar.  He has over 30 years as a fully qualified electrical technician serving both traditional and renewable energy projects.  Mr. Dick brings both expertise and “hands-on” knowledge with solar power, controls, and management as well as distribution levels for various loads/capacities.  He is heavy involved in the design and development for all products offered by RCI Solar.

Don McMullen is our project engineer.  He has spent over 25 years in mechanical, HVAC, and solar hydronic applications.  Mr. McMullen has worked throughout Canada and is well familiar with the many climate conditions, especially in the north.  His working expertise and knowledge with various climate conditions will allow RCI Solar to ensure that proven “green” renewable solar solutions are employed correcting for the right environment, which are expected to maximize our customer’s returns on their energy investment for either their buildings or mechanical structures.

Jeff Hoogveld is our operations manager and in charge of customer relations.  He joined RCI Solar as operations manager in order to participate in the core growth of our sales objectives.  His responsibilities will be to structure our dealer and affiliate networks throughout Canada and to assist in educating buyers in the real costs savings of alternative solar renewable energy.  With over 25 years in working with dealer networks, project distribution, local and federal governments agencies specializing in evolving technologies, his expertise is expected to further secure both customer and business relationships.  In addition, Mr. McMullen has a working relationship with the National Research Council of Canada, and ecoEnergy Energy Canada.

RCI Solar has also created an advisory team consisting of representatives from its dealer network and established business colleagues to synergize both our trades people and service representatives to help grow RCI Solar not only from within but forward.  These mechanical, electrical and plumbing professionals, all help RCI Solar provide proven energy solutions backed with expertise directly to the customers across the nation.

We do not currently anticipate that we will hire any employees in the next six months.  However, as our operations expand, we will need to employ the persons that we may need.  We do not feel that we would have any difficulty in locating needed help.

Canadian Regulations

There are a number of performance, safety and installation standards that pertain to solar energy products in Canada.  Listed below are the standards that are applicable to Canada with additional links that will provide further information on complimentary component standards and solar testing facilities and organizations:

CSA Standards for Solar Hot Water Heating.

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CSA F378-87 (R2004) – Solar Collectors.

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CSA F379-09 – Packaged Solar Domestic Hot Water Systems (liquid to liquid heat transfer).

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CSA F383-08 – Installation Code for Solar Domestic Hot Water Systems.

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Solar Domestic Hot Water Systems Components.

CSA Standard for Solar Photo Voltaics.

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CAN/CSA C61215-08 - Crystalline silicon terrestrial photovoltaic (PV) modules – Design qualification and type approval. (Adopted IEC 61215:2005, second edition, 2005-04).

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CAN/CSA  C61646-2 - Thin film terrestrial PV modules - Design qualification and type approval.

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ULc ORD C1703-1 PV Module Safety Standard.

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CAN/CSA F382-M89 (R2004) – Characterization of Storage Batteries for Photovoltaic Systems.

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Balance of System Components – Underwriters Laboratories of Canada.

Generally, standards are requirements or recommendations based on best practices and are created by bringing together the experience and expertise of diverse groups of interested parties – the manufacturers, sellers, buyers, users and regulators of a particular material, product, process or service.

The International Electrotechnical Commission (IEC), the Institute of Electrical and Electronics Engineers (IEEE), ASTM International (originally known as the American Society for Testing and Materials) and Underwriters Laboratories Inc. (UL) all publish standards for photovoltaic (PV) products.

The Solar ABCs work will mainly cover standards on PV products, including PV modules, balance of system (BOS) components, and both the stand-alone and grid connected PV systems.  These standards primarily deal with PV product performance, reliability and safety.

ASTM International Technical Committee E44 on Solar, Geothermal and Alternative Energy Sources has organized renewed efforts for standards development in the solar energy industry.  During their February 19, 2009 virtual meeting with national laboratories, manufacturers, government agencies and researchers, they were able to identify various areas of both short and long term standards development needs.  ASTM technical committee E44 evaluated and addressed those needs recently identified.  From these recent efforts we have the following new standards development projects:

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Installation of Roof Mounted Photovoltaic Arrays WK21327.

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Reporting Photovoltaic Non-Concentrator System Performance WK22009.

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Solar Radiation Weathering of Photovoltaic Modules WK22010.

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Photovoltaic Module Reliability Assessment WK25362.

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Photovoltaic Module Frame Grounding Issues.

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Wind Load Testing, Analysis, and Design Code Development.

In addition to these efforts, a new subcommittee on glass for solar applications has been developed.  An April 2008 workshop held by the U.S. Department of Energy to explore how the glass and solar industries could best meet each other's needs served as the impetus for the formation of E44.20.  During this workshop, it was decided that solar glass standards should be developed so that any solar manufacturer would be able to purchase glass from different supplies, as long as it met necessary standards for transmissivity, strength, coatings and other characteristics. Following this workshop, the Department of Energy consulted with ASTM International, which ultimately led to the formation of the new subcommittee.

United States Regulations

Solar America Board of Codes and Standards (Solar ABCs).

The Solar America Board for Codes and Standards (Solar ABCs) is a collaborative effort among experts to formally gather and prioritize input from the broad spectrum of solar photovoltaic stakeholders including policy makers, manufactures, installers, and consumers resulting in coordinated recommendations to codes and standards making bodies for existing and new solar technologies.  The U.S. Department of Energy funds Solar ABCs as part of its commitment to facilitate wide-spread adoption of safe, reliable, and cost effective solar technologies.

The Solar ABCs change the practice of developing, implementing, and disseminating solar codes and standards in the following ways:

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By providing formal coordination in the planning and revision of separate, through interrelated, solar codes and standards;

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By providing access for stakeholders to participate with members of standards making bodies in setting national priorities on technical issues;

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By developing a centralized repository for collection and dissemination of documents, regulations, and technical materials related to solar codes and standards; and

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By creating a centralized home for three key technical services: (i) generating consensus “best practices” materials and disseminating such materials to utilities, state, and other regulating jurisdictions, (ii) answering code-related questions (technical or statutory in nature), and (iii) providing feedback on important related issues to DOE and government agencies.

Further information concerning regulations may include building codes, electrical or plumbing codes as well as permits and applications.  This will vary between Canada and the United States as well as from Province to Province and State to State.

Market Overview

The energy of the future will be and must be regenerative and sustainable.  The generation and storage of renewable energy will be the fastest growing sector in energy market for the next five to 10 years.  The market volume of renewable energy worldwide is expected to increase from US$ 95.8 billion in 2007 to US$ 124.4 billion in 2010 and reach US$ 198.1 billion in 2015.

Today, 15% of the world’s population consumes more than 70% of the generated energy.  However, the fast growth of the developing countries like China and India raises serious question for the balance of energy industry.  Meanwhile, the hiking price of oil and gas, the severe air pollution and global warming demand the shift from conventional fossil fuel to clean, regenerative and sustainable energy sources.

The major market driving forces come from three aspects.  First is the governmental policy and social awareness backed with incentives.  In North America, environmental protection and energy security are the key political concerns which favor the use of clean energy.  In both Canada and the United States, governments sponsor programs for using solar energy, hydropower, wind power and biomass as well as set regulations and standards for emission so that biofuel, solar energy, hydrogen based energy and other environmental friendly energy are adopted.

Second is the pricing factor.  Whereas the oil and gas price is rising in the long term and extremely volatile, the price for renewable energy is stably going downward.  The material benefits will naturally attract more and more industrial and residential consumers.

Both of these two driving forces are finally based on the development of technology.  Only when the technology enables large scale production and competitive costs, is the commercial application possible.  Today we see companies throughout North America evolve quickly with solutions in all areas of renewable energies.

Apart from energy production, the saving potentials in the energy market (especially in Europe and North America) are very high.  People become more and more aware that energy savings and sustainability in energy generation and energy utilization can be of existential importance.  Consequently, the efficient usage of renewable energy is also an important part of the energy industry.

Marketing

Dealer Network – Web Based Solar Energy Needs Analysis Calculator.  The RCI Solar brand continues to grow in strength throughout our communities, fueled by market success and innovation, and aided by our North American network of dealers.  If our clients have a question about RCI Solar products, financing, insurance, training or maintenance, our network of regional and district resellers/dealers are there to assist them.  If our clients want to know if it makes economic sense to replace one energy solution with another, our network of regional and district resellers/dealers are there to assist them.

Our dealerships are involved in the communities where their employees and customers work and live.  Backed with numerous programs to support our dealers and help draw new customers into their dealerships, our overall ambition is to deliver turn-key renewable energy solutions to all our clients through our dealer network.

To further support our dealers with their customer inquiries on renewable energies, we have designed a web based – “Solar Energy Needs Analysis Calculator” (to be implement 3rd quarter of 2010).  From our web-site, clients will be able to use an energy mapping utility to evaluate their energy production and savings, costs, emission reductions, financial viability and risk for various types of renewable-energy solutions as provided from RCI Solar and/or others.  These utilities will be made available in both Canada and United States and will take into consideration the various climate as well as weather conditions in each State or Province.  It will include product, project, hydrology and other climate databases (as weather conditions change/global warming), a detailed online user manual, and case studies including engineering e-textbooks that can be integrated into any one of our dealer web-sites.

Competition

Our major competitors consist of SolarCity, WSE Technology Solar, Akeena Solar, Swiss Solar Tech, and Solar Heating Canada.

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SolarCity is Canada’s leading full-service solar provider for homeowners, businesses and government organizations.

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WSE Technology Solar provides solar water heating, solar domestic water heat, and off grid solar water heating systems.

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Akeena Solar is a solar installer, with thousands of customers.

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Swiss Solar Tech provides highly efficient heating and cooling systems for commercial buildings.

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Solar Heating Canada specializes in the distribution, design and installation of solar heating (thermal) systems.

OEM Manufacturing Agreements

RCI Solar has secured manufacturing agreements for its complete line of renewable energy solutions and distribution agreements for all its peripherals and accessories lines, including Solar Thermal Collectors, Solar Photo Voltaic Panels, and HVAC EcoEnergy Heat Pumps.

To assist with product acquisition, supplier relations, translations and government polices with its international partners, RCI Solar has secured an alliance representatives from:

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U.S. Department of Commerce;

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Ministry of Foreign Affairs of the People's Republic of China;

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Taiwan Trade Centre;

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German Chamber Network; and

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Canada Foreign Affairs.

All products manufactured for RCI Solar meet all U.S. and Canadian safety standards.  The standards for safety are essential to helping RCI Solar to ensure its products meet public safety as well as product confidence.  In addition help reduce costs, improve quality and limit product failure and/or return.  All our products are tested to UL’s rigorous safety standards.  Please see http://www.ul.com/global/eng/pages/corporate/standards for further testing information.

Properties

Our principal executive offices are located at 1213 Culbreth Drive, Wilmington, North Carolina 28405.  We lease this facility at a rental rate of US$100 per month.  In addition, we have offices at 1A - 215 Neave Road, Kelowna, British Columbia, Canada, V1V 2L9, which we lease at a rental rate of CND$3,000 per month, and No. 3 - 615 – 5th Avenue, Oroville, Washington 98844, which we lease at a rental rate of US$250 per month.

We believe that all of our facilities are adequate for our current operations.  However, we expect that we could locate other suitable facilities at comparable rates, should we need more space.

Legal Proceedings

We are not engaged in any litigation, and we are unaware of any claims or complaints that could result in future litigation.  We will seek to minimize disputes with our customers but recognize the inevitability of legal action in today’s business environment as an unfortunate price of conducting business.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

In this Current Report, we make a number of statements, referred to as “forward-looking statements” which are intended to convey our expectations or predictions regarding the occurrence of possible future events or the existence of trends and factors that may impact our future plans and operating results.  We note, however, that these forward-looking statements are derived, in part, from various assumptions and analyses we have made in the context of our current business plan and information currently available to us and in light of our experience and perceptions of historical trends, current conditions and expected future developments and other factors we believe to be appropriate in the circumstances.

You can generally identify forward-looking statements through words and phrases such as “seek,” “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” “budget,” “project,” “may be,” “may continue,” “may likely result,” and similar expressions.  When reading any forward-looking statement you should remain mindful that all forward-looking statements are inherently uncertain as they are based on current expectations and assumptions concerning future events or future performance of 688239 B.C., and that actual results or developments may vary substantially from those expected as expressed in or implied by that statement for a number of reasons or factors, including those relating to:

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Whether or not markets for our products develop and, if they do develop, the pace at which they develop;

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Our ability to attract and retain the qualified personnel to implement our growth strategies;

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Our ability to fund our short-term and long-term financing needs;

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Competitive factors;

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General economic conditions;

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Changes in our business plan and corporate strategies; and

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Other risks and uncertainties discussed in greater detail in the sections of this Current Report.

Each forward-looking statement should be read in context with, and with an understanding of, the various other disclosures concerning 688239 B.C. and our business made elsewhere in this Current Report as well as other pubic reports filed with the SEC.  You should not place undue reliance on any forward-looking statement as a prediction of actual results or developments.  We are not obligated to update or revise any forward-looking statement contained in this Current Report to reflect new events or circumstances unless and to the extent required by applicable law.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Other than as described herein, none of our directors or executive officers, nor any person who beneficially owns, directly or indirectly, shares carrying more than five percent of the voting rights attached to all of our outstanding shares, nor any members of the immediate family (including spouse, parents, children, siblings, and in-laws) of any of the foregoing persons has any material interest, direct or indirect, in any transaction over the last two years or in any presently proposed transaction which, in either case, has or will materially affect us.

Intentionally Left Blank.

PRINCIPAL STOCKHOLDERS

The following table sets forth, as of the date of this Current Report, information concerning ownership of our securities by:

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Each person who beneficially owns more than five percent of the outstanding shares of our common stock;

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Each person who beneficially owns shares of our outstanding preferred stock;

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Each of our directors;

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Each of our named executive officers; and

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All directors and officers as a group.

Name and Address of Beneficial Owner (1)	Common Stock Beneficially Owned (2) Number Percent		Preferred Stock Beneficially Owned (2) Number Percent
Betty-Ann Harland (3) (4)	13,250,000	14	1,000,000	100
Sydney A. Harland (3)	-0-	-0-	-0-	-0-
Edmund Gorman (5)	-0-	-0-	-0-	-0-
Robert Glassen (6)	-0-	-0-	-0-	-0-
Arthur N. Kelly (7)	-0-	-0-	-0-	-0-
Richard Proulx (8)	-0-	-0-	-0-	-0-
Mark Hollingworth (9)	-0-	-0-	-0-	-0-
All directors and officers as a group (7 persons)	13,250,000	14	1,000,000	100
Robert Levitt	5,000,000	5	30,000	100
Melvin K. Dick	65,000,000	67	-0-	-0-

(1)

Unless otherwise indicated, the address for each of these shareholders is c/o Global Earth Energy, Inc., 1213 Culbreth Drive, Wilmington, North Carolina 28405.  Also, unless otherwise indicated, each person named in the table above has the sole voting and investment power with respect to his shares of our common stock beneficially owned.

(2)

Beneficial ownership is determined in accordance with the rules of the SEC.  As of the date of this report, there were issued and outstanding 96,842,582 shares of our common stock, 30,000 shares of our Class A preferred stock, 1,000,000 shares of our Class B preferred Stock.  There are no shares of our Series C preferred stock and Series D preferred stock outstanding.

 (3)

Betty-Ann Harland and Sydney A. Harland are married.  Mrs. Harland is our chairman and Mr. Harland is our chief executive officer and a director.

(4)

 The 1,000,000 shares of our preferred stock are our Class B preferred stock.  Betty-Ann Harland holds 13,250,000 shares of our common stock and 1,000,000 shares of our Class B preferred stock, the ownership of which gives her the power to vote 513,250,000 shares of our common stock, which number exceeds the majority of the issued and outstanding shares of the common stock on the date of this report.

 (5)

Mr. Gorman is our chief financial officer, corporate secretary and a director.

(6)

Mr. Glassen is a director.

(7)

Mr. Kelly is a director.

(8)

Mr. Proulx is a director.

(9)

Mr. Hollingworth is a vice president.

As indicated in the table above, Betty-Ann Harland, our chairman, owns, in the aggregate, approximately 14 percent of our outstanding common stock and 1,000,000 shares our Class B preferred stock.  Our Class B preferred stock has voting rights equal to 500 shares of the Global Earth Common Stock for every one share of Global Earth preferred stock held, which equates to voting rights of 500,000,000 shares of the Global Earth Common Stock, which amount exceeds the outstanding shares of the Global Earth Common Stock. As a result, Mrs. Harland is able to influence all matters requiring stockholder approval including the election of directors, merger or consolidation and the sale of all or substantially all of our assets.  This concentration of ownership may delay, deter or prevent acts that would result in a change of control, which in turn could reduce the market price of our common stock.

Other than as stated herein, there are no arrangements or understandings, known to us, including any pledge by any person of our securities:

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The operation of which may at a subsequent date result in a change in control of the registrant; or

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With respect to the election of directors or other matters.

MARKET PRICE OF AND DIVIDENDS ON
THE REGISTRANT’S COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

Since April 17, 2006, following the change in our corporate name from International Development Corp. to Global Wataire, Inc., our common stock has been quoted on the OTC Bulletin Board under the symbol “GWTE.OB.”  Beginning in July 2001, until December 9, 2004, our symbol was “OZLU.OB.”  When we changed our corporate name from Ozolutions, Inc. to International Development Corp. on December 9, 2004, our symbol changed to “IDVL.OB.”  Subsequently when we changed our corporate name to Global Earth Energy Inc. on February 5, 2008 our symbol changed to “GEEG.”  On May 18, 2009, upon our 1 for 100 reverse stock split, our symbol changed to “GLER.”

The following table sets forth the high and low bid prices for our common stock on the OTCBB as reported by various Bulletin Board market makers.  The quotations do not reflect adjustments for retail mark-ups, mark-downs, or commissions and may not necessarily reflect actual transactions.

	High	Low
Quarter Ended:
June 30, 2008 September 30, 2008 December 31, 2008 March 31, 2009	$ 0.25 $ 0.14 $ 0.22 $ 0.01	$ 0.25 $ 0.10 $ 0.22 $ 0.01
Quarter Ended:
June 30, 2009 September 30, 2009 December 31, 2009 March 31, 2010	$ 0.01 $ 0.05 $ 0.04 $ 0.03	$ 0.01 $ 0.05 $ 0.04 $ 0.02

The last reported sales price per share of our common stock as reported by the OTC Bulletin Board on April 23, 2010, was $0.02.  Immediately before the Effective Date of the Merger, we had 31,842,582 shares of our common stock issued and outstanding.  Immediately after the Effective Date of the Merger we had 96,842,582 shares of our common stock issued and outstanding, which are held of record and beneficially owned by approximately 1,670 persons.

Dividends

We have not paid or declared any dividends on our common stock, nor do we anticipate paying any cash dividends or other distributions on our common stock in the foreseeable future.  Any future dividends will be declared at the discretion of our board of directors and will depend, among other things, on our earnings, if any, our financial requirements for future operations and growth, and other facts as our board of directors may then deem appropriate.

688239 B.C., (now Solar Resources, Inc.) is, and has always been a privately-held company and is now our wholly-owned subsidiary.  There is not, and never has been, a public market for the securities of 688239 B.C.  688239 B.C. has never declared or paid any cash dividends on its capital stock.  In addition, there has never been a trading market for the 688239 B.C. Common Stock.

Securities Authorized for Issuance under Equity Compensation Plans

We do not have any equity compensation plans as of the date of this Current Report.

ADDITIONAL INFORMATION

We are obligated to file reports with the SEC pursuant to the Exchange Act.  The public may read and copy any materials that we file with the SEC at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549.  The public may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330.  The SEC maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC.  The address of that site is http://www.sec.gov.

We intend to furnish our security holders with an annual report that contains audited financial statements.

Item 3.02.

Unregistered Sales of Equity Securities.

Following the Effective Date and all of the transactions described herein, Global Earth shall have 96,842,582 shares of the Global Earth Common Stock issued and outstanding, owned as follows: (a) 31,842,582 shares owned by the Global Earth Stockholders and (b) 65,000,000 shares owned by the 688239 B.C. Stockholder.  As a result of the Merger, the 688239 B.C. Stockholder will own approximately 67 percent of the issued and outstanding shares of the Global Earth Common Stock following the Merger, with the remaining approximately 33 percent owned by the current Global Earth stockholders.  However, it should be understood that one stockholder of Global Earth owns 1,000,000 shares of the Global Earth Class B preferred stock which has voting rights equal to 500 shares of the Global Earth Common Stock for every one share of Global Earth preferred stock held, which equates to voting rights of 500,000,000 shares of the Global Earth Common Stock, which amount exceeds the outstanding shares of the Global Earth Common Stock.  Therefore, due to the voting rights contained in the outstanding shares of the Global Earth preferred stock, there will be no change of control in Global Earth.

See Item 2.01, above.

The shares were issued in reliance upon an exemption from registration pursuant to Section 4(2) of the Securities Act and Rule 506 of Regulation D promulgated under the Securities Act.  The 688239 B.C. Stockholder took his securities for investment purposes without a view to distribution and had access to information concerning Global Earth and our business prospects, as required by the Securities Act.  In addition, there was no general solicitation or advertising for the purchase of the shares of Global Earth Common Stock.  Our securities were issued only to an accredited investor and sophisticated investor, as defined in the Securities Act with whom we had a direct personal preexisting relationship, and after a thorough discussion.  Finally, our stock transfer agent has been instructed not to transfer any of such shares, unless such shares are registered for resale or there is an exemption with respect to their transfer.

The 688239 B.C. Stockholder who received shares of Global Earth Common Stock as a result of the Merger was provided with access to the filings of Global Earth with the SEC, including the following:

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Global Earth’s annual report to stockholders for the most recent fiscal year, the definitive proxy statement filed in connection with that annual report, and, if requested by the 688239 B.C. Stockholder in writing, a copy of Global Earth’s most recent Form 10-K under the Exchange Act.

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The information contained in an annual report on Form 10-K under the Exchange Act.

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The information contained in any reports or documents required to be filed by Global Earth under sections 13(a), 14(a), 14(c), and 15(d) of the Exchange Act since the distribution or filing of the reports specified above.

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A brief description of the securities being offered, and any material changes in Global Earth’s affairs that are not disclosed in the documents furnished.

Item 3.03.

Material Modification to Rights of Security Holders.

See Item 2.01, above.

Item 5.01.

Changes in Control of Registrant.

See Item 2.01, above.

Item 9.01

Financial Statements and Exhibits.

(a)

Financial Statements of Business Acquired.

It is not practicable to file the required historical financial statements of Global Earth Energy, Inc., a Nevada corporation, Global Earth Energy Acquisition Company, a Wyoming corporation, and 688239 B.C. Ltd., a British Columbia corporation at this time.  Accordingly, pursuant to Item 9.01(a)(4) of Form 8-K, the registrant will file such financial statements under cover of Form 8-K/A as soon as practicable, but not later than the date required by applicable law.

(b)

Pro forma financial information.

It is not practicable to file the required historical financial statements of Global Earth Energy, Inc., a Nevada corporation, Global Earth Energy Acquisition Company, a Wyoming corporation, and 688239 B.C. Ltd., a British Columbia corporation at this time.  Accordingly, pursuant to Item 9.01(b)(2) of Form 8-K, the registrant will file such financial statements under cover of Form 8-K/A as soon as practicable, but not later than the date required by applicable law.

(c)

Shell company transaction.  Not applicable.

(d)

Exhibits.

The following exhibits are filed herewith:

Exhibit No.	Identification of Exhibit
2.1	Plan and Agreement of Triangular Merger between Global Earth Energy, Inc., Global Earth Energy Acquisition Company, 688239 B.C. Ltd., and Melvin K. Dick dated May 10, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 10, 2010.	GLOBAL EARTH ENERGY, INC.

By /s/ Sydney A. Harland
Sydney A. Harland, Chief Executive Officer